UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2015

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EMULEX CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-31353	51-0300558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3333 Susan Street
Costa Mesa, California 92626
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 662-5600
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters of a Vote of Security Holders
(a)    The Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (“Emulex” or the “Company”) was held on February 18, 2015 (the "Annual Meeting").
(b)     At the Annual Meeting, the stockholders of the Company (i) elected each of the ten director nominees proposed by the Board of Directors of the Company, (ii) approved an amendment to Emulex's Certificate of Incorporation to require majority voting in uncontested director elections, (iii) approved an amendment to Emulex's Certificate of Incorporation to eliminate cumulative voting in all director elections, (iv) ratified and approved an advisory resolution to approve executive compensation, and (v) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2015. The results of each vote are summarized below.
Proposal No. 1 - Election of Directors.

Director Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey W. Benck	42,475,210	422,446	13,802,902
Gregory S. Clark	15,503,791	27,393,865	13,802,902
Gary J. Daichendt	42,489,752	407,904	13,802,902
Bruce C. Edwards	42,481,561	416,095	13,802,902
Paul F. Folino	42,437,180	460,476	13,802,902
Beatriz V. Infante	37,522,200	5,375,456	13,802,902
John A. Kelley	42,488,764	408,892	13,802,902
Rahul N. Merchant	42,487,122	410,534	13,802,902
Nersi Nazari	42,245,883	651,773	13,802,902
Dean A. Yoost	37,657,757	5,239,899	13,802,902
Proposal No. 2 - Approve an Amendment to Emulex's Certificate of Incorporation to Require Majority Voting in Uncontested Director Elections.

Votes For	Votes Against	Abstain	Broker Non-Votes
42,704,789	157,682	35,185	13,802,902
Proposal No. 3 - Approve an Amendment to Emulex's Certificate of Incorporation to Eliminate Cumulative Voting in All Director Elections.

Votes For	Votes Against	Abstain	Broker Non-Votes
39,225,374	3,639,424	32,858	13,802,902
Proposal No. 4 - Ratify and Approve an Advisory Resolution to Approve Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
41,339,976	1,504,445	53,235	13,802,902
Proposal No. 5 - Ratify the Selection of KPMG LLP as Emulex’s Independent Registered Public Accounting Firm for Fiscal 2015.

Votes For	Votes Against	Abstain	Broker Non-Votes
55,985,267	644,102	71,189	0

Item 9.01    Financial Statements and Exhibits
(c) Exhibits

Exhibit Number	Exhibit Title or Description
3.1	Certificate of Amendment of Certificate of Incorporation of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION (Registrant)

Date: February 19, 2015	By:	/s/ KYLE B. WESCOAT
Kyle B. Wescoat
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
3.1	Certificate of Amendment of Certificate of Incorporation of the Company.